Exhibit 10.27

AMENDMENT NO. 1 TO

Common stock PURCHASE WARRANT

This AMENDMENT NO. 1 TO COMMON STOCK PURCHASE WARRANT (this “Amendment”) is entered into as of December 20, 2023, by and between IR-MED, INC., a corporation organized under the laws of the State of Nevada (the “Company”), and [_] (the “Holder”).

WHEREAS, the Holder is the holder of a Common Stock Purchase Warrant, issued as of [_] to purchase [_] shares of common stock of the Company, (the “Original Warrant”);

WHEREAS, the Company and the Holder desire to amend the Original Warrant as set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Company and the Holder hereby agree as follows:

1. Amendment to Expiration Date. The definition of Expiration Date in the Original Warrant is hereby amended to reflect that the Original Warrant’s Expiration Date shall now be June 30, 2025.

2. No Further Amendment. Except as amended by this Amendment, the Original Warrant remains unaltered and shall remain in full force and effect.

3. Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be determined in accordance with the provisions of that certain Subscription Agreement dated as of [_] between the Company and the Holder.

4. Counterparts. This Amendment may be executed in any number of counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument. Signatures delivered by facsimile, electronic mail (including as a PDF file) or other transmission method shall be deemed to be original signatures, shall be valid and binding, and, upon delivery, shall constitute due execution of this Amendment.

(Signature page follows)

Yahalom 20, Z.H.R Industrial Zone PO Box 143, Rosh Pina, Israel 1231400 Tel: (+972) 04-6555054 Fax: (+972) 04-6104976 www.ir-medical.com	Confidential Page 1 of 2

IN WITNESS WHEREOF, each of the Company and the Holder has caused this Amendment to be executed by its officer thereunto duly authorized as of the date first above indicated.

COMPANY

IR-Med, Inc.

By:

Name:
Title:

HOLDER

By:

Name:
Title:

Yahalom 20, Z.H.R Industrial Zone PO Box 143, Rosh Pina, Israel 1231400 Tel: (+972) 04-6555054 Fax: (+972) 04-6104976 www.ir-medical.com	Confidential Page 2 of 2